UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2013

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01	Other Events

Restricted Stock Award to Daniel P. Gorey and other eligible employees under the 2012 Incentive Compensation Plan

On Monday, June 17, 2013, Power Solutions International, Inc. (the “Company”) granted 3,333 shares of restricted stock to Daniel P. Gorey, its Chief Financial Officer. The grant was approved by both the Compensation Committee of the Board of Directors and the full Board of Directors. The grant was made pursuant to the 2012 Incentive Compensation Plan (the “2012 Plan”), which was approved by the stockholders of the Company at the 2012 annual meeting of stockholders held on August 29, 2012. Mr. Gorey’s shares of restricted stock vest and become exercisable with respect to one third of the shares of restricted stock on each of the first three anniversaries of the grant date.

In addition, the Compensation Committee and the Board of Directors approved grants of 174,995 shares of restricted stock to eligible employees, as defined under the 2012 Plan. The grants made to the eligible employees generally vest and become exercisable with respect to one tenth of the shares of restricted stock on each of the first ten anniversaries of the grant date.

The 2012 Plan is a broad-based plan which allows for a variety of different types of awards, including non-qualified options, incentive stock options, SARs, restricted stock, deferred stock and performance units, to be made to the Company’s executive officers, employees, consultants and directors. A more complete description of the terms of the 2012 Plan is contained in Exhibit 10.3 on Form 8-K filed with the Commission on June 7, 2012.

The Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference. The 2012 Plan was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on June 7, 2012, and is incorporated herein by reference. The foregoing description of the restricted stock granted to Mr. Gorey and other eligible employees and the Award Agreement are qualified in their entirety by the complete text of the Award Agreement filed herewith and the 2012 Plan incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Restricted Stock Agreement by and between Power Solutions International, Inc. and each eligible employee.

10.2	Power Solutions International, Inc. 2012 Incentive Compensation Plan, as adopted by the Board of Directors on May 30, 2012 (incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K, dated June 6, 2012, filed with the Commission on June 7, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: June 20, 2013	By:	/s/ Daniel P. Gorey
Name: Daniel P. Gorey
Title: Chief Financial Officer